UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020 (August 20, 2020)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104
(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 14, 2020, Eversource Energy issued an additional $300 million aggregate principal amount of its 3.45% Senior Notes, Series P, Due 2050 (the “2050 Notes”), $300 million aggregate principal amount of its 0.80% Senior Notes, Series Q, Due 2025 (the “2025 Notes”), and $600 million aggregate principal amount of its 1.65% Senior Notes, Series R, Due 2030, (the “2030 Notes” and, together with the 2050 Notes and the 2025 Notes, the “Notes”), pursuant to an Underwriting Agreement, dated August 11, 2020, among Eversource Energy and BNY Mellon Capital Markets, LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as Representatives of the Underwriters identified therein (the “Underwriting Agreement”).

The additional 2050 Notes are part of the same series of debt securities issued by Eversource Energy on January 10, 2020. Following the closing of this offering, the aggregate principal amount of 2050 Notes outstanding totaled $650 million. Interest on the 2050 Notes is payable semi-annually on January 15 and July 15 of each year, beginning for the 2050 Notes issued in this offering on January 15, 2021, at the rate of 3.45% per year. The 2050 Notes will mature on January 15, 2050. Interest on the 2025 Notes and 2030 Notes is payable semi-annually on February 15 and August 15 of each year, beginning on February 15, 2021, at the rate of 0.80% per year for the 2025 Notes and at the rate of 1.65% per year for the 2030 Notes, and ending on the maturity dates of the 2025 Notes and the 2030 Notes. The 2025 Notes will mature on August 15, 2025, and the 2030 Notes will mature on August 15, 2030.

The Notes are Eversource Energy’s unsecured obligations and were issued under the Thirteenth Supplemental Indenture, dated August 1, 2020, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (the “Thirteenth Supplemental Indenture”), supplementing the Indenture between Eversource Energy and The Bank of New York Mellon Trust Company, N.A. (as successor trustee), dated as of April 1, 2002.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1	Underwriting Agreement, dated August 11, 2020, among Eversource Energy and the Underwriters named therein.
4.1	Thirteenth Supplemental Indenture, dated as of August 1, 2020, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee.
4.2	Form of the 2025 Notes (included as Exhibit A to the Thirteenth Supplemental Indenture filed herewith as Exhibit 4.1).
4.3	Form of the 2030 Notes (included as Exhibit B to the Thirteenth Supplemental Indenture filed herewith as Exhibit 4.1).
4.4	Twelfth Supplemental Indenture, establishing the terms of the 2050 Notes, dated January 1, 2020, between Eversource Energy and The Bank of New York Mellon Trust Company, N.A., as Trustee, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Eversource Energy with the Commission on January 16, 2020, File No. 001-05324.
4.5	Form of 2050 Notes (included as Exhibit A to the Twelfth Supplemental Indenture filed herewith as Exhibit 4.4)
5	Legal opinion of Richard J. Morrison, Esq. relating to the validity of the Notes (including consent).
104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

August 20, 2020	By:	/s/ Jay S. Buth
Jay S. Buth
Vice President, Controller and
Chief Accounting Officer

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